UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Colorado Fund

May 31, 2013

	Principal
	Amount	Value
Municipal Bonds – 97.88%
Corporate Revenue Bond – 1.37%
Public Authority Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	$2,500,000	$3,363,550
		3,363,550
Education Revenue Bonds – 7.32%
Boulder County Development Revenue (University Corporation for Atmospheric Research)
5.00% 9/1/35 (AMBAC)	1,000,000	1,009,100
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School Project)
5.00% 7/15/37	1,150,000	1,202,647
5.50% 5/1/36 (SGI)	2,280,000	2,351,569
(Johnson & Wales University Project) Series A 5.00% 4/1/28 (SGI)	1,000,000	1,000,880
(Liberty Common Charter School Project) 5.125% 12/1/33 (SGI)	2,740,000	2,782,744
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	462,681
5.00% 12/1/42	540,000	545,697
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	782,474
(Woodrow Wilson Charter School Project) 5.25% 12/1/34 (SGI)	1,960,000	2,003,453
Colorado School of Mines Revenue Series B 5.00% 12/1/42	2,500,000	2,791,225
University of Colorado Revenue Series A-2
5.00% 6/1/32	500,000	570,950
5.00% 6/1/33	2,200,000	2,501,092
		18,004,512
Electric Revenue Bonds – 6.10%
Colorado Springs Utilities System Improvement Revenue Series C 5.50% 11/15/48	3,250,000	3,732,040
Platte River Power Authority Revenue Series HH
5.00% 6/1/27	2,795,000	3,297,681
5.00% 6/1/29	2,355,000	2,766,419
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	1,705,000	1,633,151
Series WW 5.00% 7/1/28	2,400,000	2,383,584
Series WW 5.25% 7/1/33	1,195,000	1,197,844
		15,010,719
Healthcare Revenue Bonds – 29.63%
Aspen Valley Hospital District Revenue
5.00% 10/15/30	1,250,000	1,357,538
5.00% 10/15/33	600,000	644,784
Aurora Hospital Revenue (Children's Hospital Association Project)
Series A 5.00% 12/1/40	3,900,000	4,211,414
Series D 5.00% 12/1/23 (AGM)	2,775,000	3,155,952
Colorado Health Facilities Authority Revenue
•(Adventist Health/Sunbelt) 5.125% 11/15/24	1,375,000	1,532,864
(Boulder Community Hospital Project) 5.00% 10/1/42	2,000,000	2,160,060
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	1,034,950
Series A 5.00% 7/1/39	1,540,000	1,664,586
Series A 5.00% 2/1/41	3,250,000	3,517,215
Series A 5.25% 2/1/33	1,000,000	1,132,180
Series C-1 5.10% 10/1/41 (AGM)	2,000,000	2,133,320
Series D 6.25% 10/1/33	2,000,000	2,386,280
(Christian Living Communities Project)
5.25% 1/1/37	1,500,000	1,589,175
6.375% 1/1/41	1,000,000	1,139,110
Series A 5.75% 1/1/37	1,500,000	1,593,975
(Covenant Retirement Communities) Series A 5.00% 12/1/33	4,000,000	4,195,799
(Craig Hospital Project)
4.00% 12/1/42	1,610,000	1,554,503
5.00% 12/1/32	3,500,000	3,901,730
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,064,860
5.00% 12/1/42	2,500,000	2,620,900
Series A 5.25% 6/1/34	2,750,000	2,847,928
(National Jewish Health Project) 5.00% 1/1/27	550,000	581,213
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,035,120
(Sisters Leavenworth)
Series A 5.00% 1/1/40	1,000,000	1,075,610
Series B 5.25% 1/1/25	2,500,000	2,844,100
(Total Long-Term Care) Series A
6.00% 11/15/30	2,365,000	2,653,506
6.25% 11/15/40	750,000	829,583
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,061,960

Delta County Memorial Hospital District Enterprise Revenue 5.35% 9/1/17	4,000,000	4,025,280
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,702,950
Series A 4.75% 12/1/36	1,500,000	1,518,075
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities
Financing Authority Auxilio Mutuo Series A 6.00% 7/1/33	2,120,000	2,352,352
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	2,690,000	2,857,103
6.00% 11/15/29	2,460,000	2,897,265
		72,873,240
Housing Revenue Bonds – 2.55%
Colorado Housing & Finance Authority (Multifamily Housing Insured Mortgage)
Series C3 6.15% 10/1/41	1,525,000	1,527,654
(Single Family Mortgage) Series A 5.50% 11/1/29 (FHA) (VA) (HUD)	1,025,000	1,063,561
(Single Family Program) Series AA
4.50% 5/1/23 (FHLMC)	680,000	751,563
4.50% 11/1/23 (FHLMC)	700,000	773,143
Puerto Rico Housing Finance Authority Subordinated (Capital Fund Modernization)
5.125% 12/1/27 (HUD)	2,040,000	2,161,257
		6,277,178
Lease Revenue Bonds – 3.81%
Aurora Certificates of Participation Series A 5.00% 12/1/30	2,370,000	2,686,016
Colorado Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32	2,000,000	2,220,880
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	2,500,000	2,744,100
Regional Transportation District Certificates of Participation Series A 5.375% 6/1/31	1,540,000	1,718,917
		9,369,913
Local General Obligation Bonds – 12.30%
Central Colorado Water Conservancy District (Limited Tax) 5.00% 12/1/33	1,750,000	1,958,583
Commerce City Northern Infrastructure General Improvement District 5.00% 12/1/32 (AGM)	2,125,000	2,372,541
Denver City & County
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,787,398
(Justice System Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,118,277
Denver City & County School District #1 4.00% 12/1/28	2,500,000	2,667,975
Denver International Business Center Metropolitan District #1 5.00% 12/1/30	350,000	364,312
Douglas County School District #1 (Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	1,427,825
Grand County School District #2 (East Grand) 5.25% 12/1/25 (AGM)	2,485,000	2,912,097
Gunnison Watershed School District #1J Series 2009 5.25% 12/1/33	1,400,000	1,606,696
Jefferson County School District #1 5.25% 12/15/24	2,500,000	3,138,900
@North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	1,406,565
District #2 5.50% 12/15/37	1,200,000	1,208,580
Pueblo County School District #70 5.00% 12/1/31	2,000,000	2,306,180
Rangely Hospital District 6.00% 11/1/26	2,250,000	2,641,095
Sand Creek Metropolitan District 5.00% 12/1/31 (SGI)	75,000	75,152
Weld County School District #4 5.00% 12/1/19 (AGM)	1,085,000	1,258,112
		30,250,288
§Pre-Refunded Bonds – 11.63%
Adams & Arapahoe Counties Joint School District #28J (Aurora) 6.00% 12/1/28-18	2,500,000	3,160,275
Aspen Sales Tax Revenue (Parks & Open Spaces) Series B 5.25% 11/1/23-15 (AGM)	2,040,000	2,275,498
Colorado Health Facilities Authority Revenue
(Adventist Health) 5.125% 11/15/24-16	75,000	86,659
(Evangelical Lutheran) Series A 6.125% 6/1/38-14	5,250,000	5,554,289
Denver City & County Airport Revenue Series B 5.00% 11/15/33-13 (SGI)	1,500,000	1,532,595
Denver West Metropolitan District 5.00% 12/1/33-13 (RADIAN)	1,400,000	1,433,390
Douglas County School District #1 (Douglas & Elbert Counties) Series B 5.00% 12/15/24-16	2,355,000	2,708,203
Fremont County School District #1 (Canon City) 5.00% 12/1/24-13 (NATL-RE)	1,000,000	1,024,090
Garfield County School District #2 5.00% 12/1/25-16 (AGM)	2,280,000	2,625,374
Garfield Pitkin & Eagle County School District #1 (Roaring Fork) Series A 5.00% 12/15/27-14 (AGM)	1,500,000	1,608,840
La Plata County School District #9 (Durango) 5.125% 11/1/24-13 (NATL-RE)	1,000,000	1,020,440
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series I 5.25% 7/1/33-14	25,000	26,345
Regional Transportation District Sales Tax Revenue (FasTracks Project) Series A 5.00% 11/1/28-16 (AMBAC)	2,500,000	2,866,700
Sand Creek Metropolitan District 5.00% 12/1/31-13 (SGI)	425,000	435,116
University of Colorado Enterprise System Revenue Series A 5.00% 6/1/30-16 (AMBAC)	2,000,000	2,251,260
		28,609,074
Special Tax Revenue Bonds – 16.05%
@Baptist Road Rural Transportation Authority Sales & Use Tax Revenue 5.00% 12/1/26	1,575,000	1,243,163
Castle Rock Sales & Use Tax Revenue 5.00% 6/1/35	1,750,000	1,972,250
Denver City & County
(Better Denver) Series A 5.00% 8/1/20	1,040,000	1,281,010
(Justice System Facilities) 5.00% 8/1/21	1,500,000	1,697,670
Denver Convention Center Hotel Authority Revenue 5.00% 12/1/35 (SGI)	3,555,000	3,684,011

Denver International Business Center Metropolitan District #1 5.375% 12/1/35	1,750,000	1,822,258
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	1,250,000	1,358,375
5.25% 1/1/36	1,675,000	1,846,905
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	1,027,615
5.35% 12/1/31	720,000	770,990
Plaza Metropolitan District #1 5.00% 12/1/40	1,265,000	1,308,314
Puerto Rico Sales Tax Financing Corporation Revenue First Subordinate
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	1,345,000	1,377,899
Series A 5.25% 8/1/27	1,100,000	1,177,165
Series A 5.50% 8/1/42	1,500,000	1,585,905
Series A 5.75% 8/1/37	2,620,000	2,827,373
Series A-1 5.00% 8/1/43	1,770,000	1,824,321
Series C 5.00% 8/1/40	2,500,000	2,639,575
Series C 5.00% 8/1/46	2,500,000	2,619,675
Series C 5.50% 8/1/40	1,000,000	1,060,930
Regional Transportation District Revenue (Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,648,795
6.00% 1/15/41	2,400,000	2,735,400
Regional Transportation District Sales Tax Revenue (FasTracks Project) Series A 5.25% 11/1/18	1,000,000	1,218,110
Tallyns Reach Metropolitan District #3 (Limited Tax Convertible) 5.125% 11/1/38	740,000	736,322
		39,464,031
Transportation Revenue Bonds – 5.51%
Denver City & County Airport Revenue
Series A 5.00% 11/15/25 (NATL-RE) (FGIC)	2,000,000	2,219,840
Series A 5.25% 11/15/36	2,500,000	2,780,550
Series B 5.00% 11/15/27	2,855,000	3,318,851
Series B 5.00% 11/15/30	1,000,000	1,141,030
Series B 5.00% 11/15/32	1,000,000	1,122,850
E-470 Public Highway Authority Series C
5.25% 9/1/25	690,000	762,968
5.375% 9/1/26	2,000,000	2,213,880
		13,559,969
Water & Sewer Revenue Bonds – 1.61%
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/27	400,000	463,792
5.00% 12/1/29 (ASSURED GTY)	250,000	282,240
5.00% 12/1/32	400,000	450,724
Parker Water & Sanitation District Revenue 5.00% 8/1/43	1,500,000	1,663,275
Pueblo Board Waterworks Revenue 5.00% 11/1/21 (AGM)	1,000,000	1,104,850
		3,964,881
Total Municipal Bonds (cost $226,056,006)		240,747,355

	Number of
	Shares
Short-Term Investments – 0.43%
Money Market Mutual Fund – 0.23%
Dreyfus Cash Management Fund	559,397	559,397
		559,397

	Principal
	Amount
¤Variable Rate Demand Note – 0.20%
Aurora Hospital Revenue (Children's Hospital Association Project)
Series B 0.10% 12/1/36 (LOC-U.S. Bank N.A.)	$500,000	500,000
		500,000
Total Short-Term Investments (cost $1,059,397)		1,059,397

Total Value of Securities – 98.31%
(cost $227,115,403)		241,806,752
Receivables and Other Assets Net of Liabilities – 1.69%		4,165,626
Net Assets Applicable to 21,977,692 Shares Outstanding – 100.00%		$245,972,378

•Variable rate security. The rate shown is the rate as of May 31, 2013. Interest rates reset periodically.
@Illiquid security. At May 31, 2013, the aggregate value of illiquid securities was $3,858,308, which represented 1.57% of the Fund's net assets. See Note 3 in "Notes."
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2013.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation collateral
HUD – Housing and Urban Development Section 8
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
SGI – Insured by Syncora Guarantee Inc.
VA – Veterans Administration collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free Colorado Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009–Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$227,115,433
Aggregate unrealized appreciation	$16,013,137
Aggregate unrealized depreciation	(1,321,818)
Net unrealized appreciation	$14,691,319

For federal income tax purposes, at Aug. 31, 2012, capital loss carryforwards of $1,671,323 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $1,627,145 expires in 2014 and $44,178 expires in 2016.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

	Level 1	Level 2	Total
Municipal Bonds	$-	$240,747,355	$240,747,355
Short-Term Investments[1]	559,397	500,000	1,059,397
Total	$559,397	$241,247,355	$241,806,752

1Security type is valued across multiple levels. The amount attributed to Level 1 securities and Level 2 securities represents 53% and 47%, respectively, of the total market value of this security type.

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Funds. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Colorado, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds are also free of individual state income taxes.

The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 13.21% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013, that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: